                                                                 EXHIBIT 24.1

                                POWER OF ATTORNEY

                            OFFICERS AND DIRECTORS OF
                                  PH GROUP INC.


     KNOW ALL MEN BY THESE PRESENTS: That each person whose signature appears below has made, constituted and appointed, and by this instrument does make, constitute and appoint Charles T. Sherman, their true and lawful attorney, with full power of substitution and resubstitution, to affix for them and in their name, place and stead, as attorney-in-fact, their signature as director or officer, or both, of PH Group Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 or any other form that may be used from time to time, with respect to the issuance and sale of its Common Shares and other securities pursuant to the PH Group Inc. 1997 Stock Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as they might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed this 22nd day of July, 1997.

/s/ Bob Binsky                                 /s/ David H. Montgomery
---------------------------                    ---------------------------
Bob Binsky                                     David H. Montgomery


/s/ Alida L. Breen                             /s/Terry L. Sanborn
---------------------------                    ---------------------------
Alida L. Breen                                 Terry L. Sanborn


/s/ Michael W. Gardner
---------------------------
Michael W. Gardner